4th Quarter 2012 Supplemental Information



NEW SEASONS
SAFEWAY

Retail Opportunity Investments Corp.
8905 Towne Centre Drive, Suite 108
San Diego, CA 92122

www.roireit.net

Our Company

Retail Opportunity Investments Corporation (Nasdaq:ROIC) is a fully integrated, self-managed real estate investment trust. ROIC specializes in the acquisition, ownership and management of necessity-based community and neighborhood shopping centers, anchored by national or regional supermarkets and drugstores. At December 31, 2012, ROIC's property portfolio included 45 shopping centers encompassing approximately 4.8 million square feet. Additional information is available at www.roireit.net.

Forward Looking Information

Certain information contained herein may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, risks associated with the Company's ability to identify and acquire retail real estate and real estate-related debt investments that meet the Company's investment standards and the time period required for the Company to acquire its initial portfolio of target assets; the level of rental revenue and net interest income the Company achieves from its target assets; the market value of the Company's assets and the supply of, and demand for, retail real estate and real estate-related debt investments in which the Company invests; the conditions in the local markets in which the Company operates, as well as changes in national economic and market conditions; consumer spending and confidence trends; the Company's ability to enter into new leases or to renew leases with existing tenants at the properties at favorable rates; the Company's ability to anticipate changes in consumer buying practices and the space needs of tenants; the competitive landscape impacting the properties the Company acquires and their tenants; the Company's relationships with its tenants and their financial condition; the Company's use of debt as part of its financing strategy and its ability to make payments or to comply with any covenants under any borrowings or other debt facilities; the level of the Company's operating expenses, including amounts we are required to pay to the Company's management team and to engage third party property managers; changes in interest rates that could impact the market price of the Company's common stock and the cost of the Company's borrowings; and legislative and regulatory changes (including changes to laws governing the taxation of REITs). Additional information regarding these and other factors is described in the Company's filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K. and the Company's Quarterly Reports on Form 10-Q. Forward looking statements are based on estimates as of the date of this supplemental data. The Company disclaims any obligation to publicly release the results of any revisions to these forward looking statements reflecting new estimates, events or circumstances after the date of this supplemental data. For further information, please refer to the Company's filings with the Securities and Exchange Commission.

Supplemental Information

The enclosed information should be read in conjunction with the Company's filings with the Securities and Exchange Commission, including but not limited to, the Company's Form 10-Qs filed quarterly and Form 10-Ks filed annually. Additionally, the enclosed information does not purport to disclose all items under generally accepted accounting principles ("GAAP").

Table of Contents

Balance Sheets

(unaudited, dollars in thousands)

	As Of				
	12/31/12	09/30/12	06/30/12	03/31/12	12/31/11
Assets:					
Real estate investments:					
Land	$ 283,445	$ 214,378	$ 193,682	$ 176,194	$ 167,192
Buildings and improvements	588,248	512,099	488,429	449,999	413,641
Less: accumulated depreciation and amortization	(32,365)	(26,987)	(22,638)	(18,376)	(14,451)
	839,329	699,491	659,473	607,816	566,381
Mortgage notes receivable	10,000	10,000	10,000	10,000	10,000
Investment in and advances to unconsolidated joint ventures	15,295	15,078	26,710	26,650	26,243
Real Estate Investments, net	864,624	724,569	696,183	644,466	602,624
Cash and cash equivalents	4,692	23,489	10,154	10,739	34,318
Restricted cash	1,701	1,912	1,720	1,703	1,231
Tenant and other receivables	12,455	10,940	9,414	7,721	6,896
Deposits	2,000	2,600	1,850	500	500
Acquired lease intangible asset, net of accumulated amortization	41,231	35,987	34,059	32,297	32,024
Prepaid expenses	1,246	586	871	981	673
Deferred charges, net of accumulated amortization	21,623	19,378	15,623	14,970	15,342
Other assets	1,340	968	855	852	826
TOTAL ASSETS	$ 950,912	$ 820,428	$ 770,730	$ 714,229	$ 694,433
Liabilities:					
Term loan facility	$ 200,000	$ 200,000	$ 110,000	$ 110,000	$ 110,000
Credit facility	119,000	-	64,000	15,000	-
Mortgage notes payable	72,690	60,411	60,882	67,864	59,906
Acquired lease intangibles liability, net of accumulated amortization	57,372	52,335	51,854	46,735	46,701
Accounts payable and accrued expenses	6,469	8,038	4,656	5,420	7,475
Tenants' security deposits	2,337	1,864	1,787	1,578	1,553
Other liabilities	26,503	25,676	23,296	18,001	18,309
TOTAL LIABILITIES	484,369	348,323	316,475	264,597	243,944
Equity:					
Common stock, $.0001 par value 500,000,000 shares authorized	5	5	5	5	5
Additional paid-in-capital	523,540	522,532	498,473	487,206	484,194
Accumulated deficit	(38,851)	(31,187)	(26,616)	(24,453)	(19,618)
Accumulated other comprehensive loss	(18,155)	(19,248)	(17,609)	(13,128)	(14,095)
Total Retail Opportunity Investments Corp. shareholders' equity	466,540	472,102	454,253	449,629	450,487
Noncontrolling interests	2	2	2	2	2
TOTAL EQUITY	466,542	472,105	454,255	449,632	450,489
TOTAL LIABILITIES AND EQUITY	$ 950,912	$ 820,428	$ 770,730	$ 714,229	$ 694,433

The Company's Form 10-Q for the quarters ended September 30, 2012, June 30, 2012 and March 31, 2012, and Form 10-K for the years ended December 31, 2012 and 2011 should be read in conjunction with the above information.

The above does not purport to disclose all items required under GAAP.

ROIC
RETAIL OPPORTUNITY INVESTMENTS CORPORATION

Income Statements

(unaudited, in thousands, except per share amounts)

	Three Months Ended					Twelve Months Ended	
	12/31/12	09/30/12	06/30/12	03/31/12	12/31/11	12/31/12	12/31/11
Revenues:							
Base rents	$ 16,484	$ 15,197	$ 14,197	$ 13,341	$ 13,140	$ 59,219	$ 39,581
Recoveries from tenants	4,752	3,503	3,412	3,104	3,302	14,771	10,247
Mortgage receivable	204	190	509	202	205	1,106	1,909
TOTAL REVENUES	21,440	18,889	18,118	16,648	16,647	75,096	51,737
Operating Expenses:							
Property operating	3,456	3,073	3,282	2,969	3,120	12,780	8,404
Property taxes	2,166	1,782	1,735	1,599	1,461	7,281	5,023
Depreciation and amortization	8,337	7,071	7,018	6,650	6,603	29,075	21,264
General & administrative expenses	4,342	3,700	2,597	2,420	2,547	13,059	9,801
Acquisition transaction costs	400	194	630	123	515	1,348	2,291
TOTAL OPERATING EXPENSES	18,701	15,819	15,261	13,761	14,246	63,542	46,782
NET OPERATING INCOME	2,740	3,070	2,857	2,887	2,401	11,554	4,955
Non-Operating Income (Expenses):							
Interest expense and other finance expenses	(3,235)	(3,094)	(2,757)	(2,294)	(2,492)	(11,380)	(6,225)
Gain on consolidation of joint ventures	-	2,145	-	-	-	2,145	9,449
Gain on bargain purchase	-	-	3,864	-	-	3,864	-
Equity in income of unconsolidated joint ventures	217	497	459	524	320	1,698	1,458
Interest income	0	0	1	10	5	12	19
TOTAL NON-OPERATING INCOME (EXPENSES)	(3,018)	(452)	1,568	(1,759)	(2,167)	(3,661)	4,701
NET INCOME (LOSS) ATTRIBUTABLE TO RETAIL OPPORTUNITY INVESTMENTS CORP.	$ (278)	$ 2,619	$ 4,425	$ 1,127	$ 234	$ 7,893	$ 9,657
NET INCOME (LOSS) PER COMMON SHARE - BASIC	$ (0.01)	$ 0.05	$ 0.09	$ 0.02	$ 0.01	$ 0.15	$ 0.23
NET INCOME (LOSS) PER COMMON SHARE - DILUTED	$ (0.01)	$ 0.05	$ 0.09	$ 0.02	$ 0.01	$ 0.15	$ 0.23
Weighted average common shares outstanding - basic	52,753	51,441	50,395	49,604	44,098	51,059	42,477
Weighted average common shares outstanding - diluted	55,706	53,446	50,942	49,690	44,161	52,371	42,526

The Company's Form 10-Q for the quarters ended September 30, 2012, June 30, 2012 and March 31, 2012, and Form 10-K for the years ended December 31, 2012 and 2011 should be read in conjunction with the above information.

Funds From Operations

(unaudited, in thousands, except per share amounts)

	Three Months Ended					Twelve Months Ended	
	12/31/12	09/30/12	06/30/12	03/31/12	12/31/11	12/31/12	12/31/11
Funds from Operations: (FFO)(1)							
Net income (loss) for the period	$ (278)	$ 2,619	$ 4,424	$ 1,126	$ 233	$ 7,893	$ 9,657
Plus:	-	-	-	-	-	-	-
Real property depreciation	3,965	3,606	3,577	3,206	3,041	14,265	9,460
Amortization of tenant improvements and allowances	1,684	1,028	1,066	1,089	978	4,957	2,931
Amortization of deferred leasing costs	3,137	2,949	2,981	2,961	3,227	12,028	10,994
FUNDS FROM OPERATIONS - BASIC	$ 8,508	$ 10,203	$ 12,047	$ 8,382	$ 7,479	$ 39,142	$ 33,043
FUNDS FROM OPERATIONS - DILUTED	$ 8,508	$ 10,203	$ 12,047	$ 8,382	$ 7,479	$ 39,142	$ 33,043
FUNDS FROM OPERATIONS PER SHARE - BASIC	$ 0.16	$ 0.20	$ 0.24	$ 0.17	$ 0.17	$ 0.77	$ 0.78
FUNDS FROM OPERATIONS PER SHARE - DILUTED	$ 0.15	$ 0.19	$ 0.24	$ 0.17	$ 0.17	$ 0.75	$ 0.78
Weighted average common shares outstanding - basic	52,753	51,441	50,395	49,604	44,098	51,059	42,477
Weighted average common shares outstanding - diluted	55,706	53,446	50,942	49,690	44,161	52,371	42,526
Common dividends per share	$ 0.14	$ 0.14	$ 0.13	$ 0.12	$ 0.12	$ 0.53	$ 0.39
Cash dividend	$ 7,384	$ 7,226	$ 6,562	$ 5,954	$ 5,022	$ 27,126	$ 16,274
Modified Funds from Operations:(MFFO)							
Funds From Operations	$ 8,508	$ 10,203	$ 12,047	$ 8,382	$ 7,479	$ 39,142	$ 33,043
Plus:Acquisition transaction costs	400	194	630	123	515	1,348	2,291
MODIFIED FUNDS FROM OPERATIONS - BASIC	$ 8,908	$ 10,397	$ 12,678	$ 8,505	$ 7,994	$ 40,490	$ 35,334
MODIFIED FUNDS FROM OPERATIONS - DILUTED	$ 8,908	$ 10,397	$ 12,678	$ 8,505	$ 7,994	$ 40,490	$ 35,334
MODIFIED FUNDS FROM OPERATIONS PER SHARE - BASIC	$ 0.17	$ 0.20	$ 0.25	$ 0.17	$ 0.18	$ 0.79	$ 0.83
MODIFIED FUNDS FROM OPERATIONS PER SHARE - DILUTED	$ 0.16	$ 0.19	$ 0.25	$ 0.17	$ 0.18	$ 0.77	$ 0.83
Dividend/FFO	87%	71%	54%	71%	67%	69%	49%
Dividend/MFFO	83%	70%	52%	70%	63%	67%	46%

(1) - Funds from operations ("FFO"), is a widely-recognized non GAAP financial measure for REIT's that the Company believes when considered with financial statements determined in accordance with GAAP, provides additional and useful means to assess our financial performance. FFO is frequently used by securities analysts, investors and other interested parties to evaluate the performance of REITs, most of which present FFO along with net income as calculated in accordance with GAAP.

The Company computes FFO in accordance with the "White Paper" on FFO published by the National Association of Real Estate Investment Trusts ("NAREIT"), which defines FFO as net income attributable to common shareholders (determined in accordance with GAAP) excluding gains or losses from debt restructuring and sales of property, plus real estate related depreciation and amortization, and after adjustments for partnerships and unconsolidated joint ventures. The Company considers FFO a meaningful, additional measure of operating performance because it primarily excludes the assumption that the value of its real estate assets diminishes predictably over time and industry analysts have accepted it as a performance measure. However, FFO:

- does not represent cash flows from operating activities in accordance with GAAP (which, unlike FFO, generally reflects all cash effects of transactions and other events in the determination of net income); and
- should not be considered an alternative to net income as an indication of our performance.

FFO as defined by us may not be comparable to similarly titled items reported by other real estate investment trusts due to possible differences in the application of the NAREIT definition used by such REITs.

The Company's Form 10-Q for the quarters ended September 30, 2012, June 30, 2012 and March 31, 2012, and Form 10-K for the years ended December 31, 2012 and 2011 should be read in conjunction with the above information.

Summary of Debt Outstanding

(unaudited, dollars in thousands)

		Outstanding Balance		Actual Interest Rate	GAAP Interest Rate (1)	Maturity Date	Percent of Total Indebtedness
Fixed Rate Debt:							
Gateway Village I	$	6,718		5.6%	3.8%	02/01/14	1.7%
Gateway Village II		6,872		5.7%	3.8%	05/01/14	1.8%
Euclid Plaza		8,330		5.2%	3.8%	11/01/14	2.1%
Country Club Gate		12,478		5.0%	4.2%	01/01/15	3.2%
Renaissance Town Center		16,760		5.1%	4.8%	06/01/15	4.3%
Gateway Village III		7,461		6.1%	4.8%	07/01/16	1.9%
Santa Teresa Village		11,224		6.2%	3.3%	02/01/18	2.9%
Interest rate swaps		175,000	(2)	4.4%	4.4%	Various	45.0%
Total Fixed Rate Debt	$	244,843		4.7%	4.3%		63.0%
Variable Rate Debt:							
Credit facility		119,000		1.8%	1.8%	08/29/16	30.6%
Term loan facility		200,000		1.8%	1.8%	08/29/17	51.4%
Interest rate swaps		(175,000)					
Total Variable Rate Debt:	$	144,000		1.8%	1.8%		37.0%
TOTAL DEBT	$	388,843		3.6%	3.4%		100.0%
Net unamortized premiums on mortgages		2,846					
TOTAL DEBT - NET	$	391,690					

Principal Maturities

Principal Maturities		Principal Amortization		Principal due at Maturity		Credit facilities		Total	Percentage of Debt Maturing
2013	$	1,286	$	-	$	-	$	1,286	0.3%
2014		1,091		21,185		-		22,275	5.7%
2015		493		28,017		-		28,510	7.3%
2016		278		7,120		119,000		126,398	32.5%
2017		248		-		200,000		200,248	51.5%
2018		43		10,054		-		10,097	2.6%
	$	3,439	$	66,376	$	319,000	$	388,813	100.0%
Net unamortized premiums on mortgages								2,846	
							$	391,660	

Summary of Unencumbered/Encumbered properties (3)

	# of Properties	GLA	%
Unencumbered properties	39	3,890,074	89.4%
Encumbered properties	5	461,570	10.6%
	44	4,351,644	100.0%

(1) - Reflects the market interest rate at the date the mortgage was assumed.
(2) - Includes a $25 million forward starting swap with net interest payments that become effective in April, 2013. Swap interest rate reflects all-in rate, with a weighted average swap rate of 2.9%.
(3) - Does not include unconsolidated joint venture.

ROIC

2012 Property Acquisitions

(dollars in thousands)

Shopping Centers	Location	Date Acquired	% Owned		Purchase Amount	GLA
1Q 2012						
Gateway Shopping Center	Marysville, WA	02/16/12	100.0%	$	29,500	106,104
Euclid Plaza	San Diego, CA	03/29/12	100.0%		15,900	77,044
Total 1Q 2012					45,400	183,148
2Q 2012						
Aurora Square	Shoreline, WA	05/02/12	100.0%	$	4,192	38,030
Marlin Cove	Foster City, CA	05/04/12	100.0%		17,380	73,186
Seabridge Marketplace	Oxnard, CA	05/31/12	100.0%		19,091	93,784
Green Valley Station	Cameron Park, CA	06/15/12	100.0%		8,370	52,245
Total 2Q 2012					49,033	257,245
3Q 2012						
The Village at Novato	Novato, CA	07/24/12	100.0%	$	10,500	20,043
Glendora Shopping Center	Glendora, CA	08/01/12	100.0%		14,850	106,535
Wilsonville Old Town Square	Wilsonville, OR	07/15/10	100.0%		14,901	49,937
Total 3Q 2012					40,251	176,515
4Q 2012						
Bay Plaza	San Diego, CA	10/05/12	100.0%	$	21,600	73,324
Santa Teresa Village	San Jose, CA	11/08/12	100.0%		31,600	125,162
Cypress Center West	Cypress, CA	12/04/12	100.0%		27,600	106,451
Blazing Onion / Marysville **(1)**	Marysville, WA	12/10/12	100.0%		2,100	4,854
Redondo Beach Plaza	Redondo Beach, CA	12/27/12	100.0%		30,750	110,509
Harbor Place Center	Garden Grove, CA	12/27/12	100.0%		27,750	119,821
Total 4Q 2012					141,400	540,121
Total 2012 Acquisitions				$	276,084	1,157,029

(1) – On December 7, 2012 the Company acquired a pad adjacent to Gateway Shopping Center. The GLA reflected in the Property Portfolio includes the square footage of the pad acquisition.

Property Portfolio

(dollars in thousands)

Shopping Centers	City	State	% Owned	Date Acquired	GLA	% Leased	ABR (1)	Major Tenants
Stabilized Shopping Centers								
Northern California								
Norwood Shopping Center	Sacramento	CA	100.0%	04/06/10	88,851	92.5%	$ 1,101	Viva Supermarket, Rite Aid, Citi Trends
Pleasant Hill Marketplace	Pleasant Hill	CA	100.0%	04/08/10	69,715	100.0%	1,343	Buy Buy Baby, Office Depot, Basset Furniture
Pinole Vista Shopping Center	Pinole	CA	100.0%	01/06/11	165,025	99.4%	1,720	Kmart, SaveMart (Lucky) Supermarket (2)
Mills Shopping Center	Rancho Cordova	CA	100.0%	02/17/11	239,081	83.7%	2,238	Warehouse Markets, Dollar Tree
Morada Ranch	Stockton	CA	100.0%	05/16/11	101,842	99.4%	2,173	Raleys Supermarket
Country Club Gate Center	Pacific Grove	CA	100.0%	07/08/11	109,331	92.7%	1,798	SaveMart(Lucky) Supermarket, Rite Aid
Marlin Cove	Foster City	CA	100.0%	05/04/12	73,186	90.7%	1,527	99 Ranch Market
The Village at Novato	Novato	CA	100.0%	07/24/12	20,043	90.6%	506	Trader Joe's
Santa Teresa Village	San Jose	CA	100.0%	11/08/12	125,162	94.0%	2,115	Raleys (Nob Hill) Supermarket
Northern California Totals					**992,236**	**92.8%**	**14,522**	
Southern California								
Paramount Plaza	Paramount	CA	100.0%	12/22/09	95,062	95.7%	1,638	Fresh & Easy, Rite Aid, TJ Maxx
Santa Ana Downtown Plaza	Santa Ana	CA	100.0%	01/26/10	100,305	100.0%	1,813	Kroger(Food 4 Less) Supermarket, Marshalls
Claremont Promenade	Claremont	CA	100.0%	09/23/10	91,529	92.5%	1,855	Super King Supermarket
Gateway Village	Chino Hills	CA	100.0%	12/17/10	96,959	100.0%	2,826	Sprouts Farmers Market
Sycamore Creek	Corona	CA	100.0%	09/30/10	74,198	96.4%	1,534	Safeway (Vons) Supermarket, CVS (2)
Marketplace Del Rio	Oceanside	CA	100.0%	01/03/11	177,136	99.7%	3,180	Stater Brothers Supermarket,Walgreens, Ace Hardware
Renaissance Towne Centre	San Diego	CA	100.0%	08/03/11	53,074	97.4%	2,017	CVS
Desert Springs Marketplace	Palm Desert	CA	100.0%	02/17/11	105,157	95.8%	2,195	Kroger (Ralph's) Supermarket, Rite Aid
Euclid Plaza	San Diego	CA	100.0%	03/29/12	77,044	100.0%	1,319	Vallarta Supermarket, Walgreens
Seabridge Marketplace	Oxnard	CA	100.0%	05/31/12	93,784	96.3%	1,423	Safeway (Vons) Supermarket
Glendora Shopping Center	Glendora	CA	100.0%	08/01/12	106,535	95.8%	1,101	Albertson's Supermarket
Bay Plaza	San Diego	CA	100.0%	10/05/12	73,324	86.9%	1,621	Seafood City Supermarket
Cypress Center West	Cypress	CA	100.0%	12/04/12	106,451	92.0%	1,658	Kroger (Ralph's) Supermarket
Redondo Beach Plaza	Redondo Beach	CA	100.0%	12/27/12	110,509	98.8%	1,939	Safeway (Vons) Supermarket, Petco
Harbor Place Center	Garden Grove	CA	100.0%	12/27/12	119,821	100.0%	2,319	Albertson's Supermarket, Ross Dress For Less
Southern California Totals					**1,480,888**	**96.8%**	**28,438**	
Portland Metropolitan								
Vancouver Market Center	Vancouver	WA	100.0%	06/17/10	118,385	93.8%	861	Albertsons Supermarket
Happy Valley Town Center	Happy Valley	OR	100.0%	07/14/10	132,896	98.1%	2,971	New Seasons Supermarket
Oregon City Point	Oregon City	OR	100.0%	07/14/10	35,305	83.9%	804	Starbucks,West Coast Bank, FedEx Kinko's
Cascade Summit Town Square	West Linn	OR	100.0%	08/20/10	95,508	100.0%	1,443	Safeway Supermarket
Heritage Market Center	Vancouver	WA	100.0%	09/23/10	107,468	95.0%	1,572	Safeway Supermarket
Division Crossing	Portland	OR	100.0%	12/22/10	98,321	56.0%	594	Rite Aid
Halsey Crossing	Gresham	OR	100.0%	12/22/10	99,428	98.6%	813	Safeway Supermarket, Dollar Tree
Hillsboro Market Center	Hillsboro	OR	100.0%	11/23/11	156,021	98.4%	2,239	Albertson's Supermarket, Dollar Tree, Marshalls
Wilsonville Old Town Square	Wilsonville	OR	100.0%	07/15/10	49,937	97.4%	1,636	Kroger (Fred Meyer) (2)
Portland Metropolitan Totals					**893,269**	**92.2%**	**12,933**	

The above does not purport to disclose all items required under GAAP.

Property Portfolio, cont.

(dollars in thousands)

Shopping Centers	City	State	% Owned	Date Acquired	GLA	% Leased	ABR (1)	Major Tenants
Seattle Metropolitan								
Meridian Valley Plaza	Kent	WA	100.0%	02/01/10	51,597	100.0%	622	Kroger (QFC) Supermarket
The Market at Lake Stevens	Lake Stevens	WA	100.0%	03/11/10	74,130	100.0%	1,315	Haggen Food & Pharmacy
Crossroads (3)	Bellevue	WA	49.0%	12/23/10	463,527	98.3%	8,178	Kroger (QFC) Supermarket, Bed Bath & Beyond, Sports Authority
Canyon Park Shopping Center	Bothell	WA	100.0%	07/29/11	123,627	96.4%	1,487	Albertson's Supermarket, Rite Aid
Hawks Prairie Shopping Center	Lacey	WA	100.0%	09/09/11	154,781	100.0%	1,748	Safeway Supermarket, Dollar Tree, Big Lots
The Kress Building	Seattle	WA	100.0%	09/30/11	73,563	100.0%	1,761	IGA Supermarket, TJMaxx
Gateway Shopping Center	Marysville	WA	100.0%	02/16/12	106,104	100.0%	2,529	WinCo Foods (2), Rite Aid, Ross Dress For Less
Aurora Square	Shoreline	WA	100.0%	05/02/12	38,030	100.0%	311	Central Supermarket
Seattle Metropolitan Totals					**1,085,359**	**98.9%**	**17,950**	
STABILIZED SHOPPING CENTERS					**4,451,752**	**95.5%**	**$ 73,843**	
100% Owned					**3,988,225**	**95.2%**	**65,664**	
Joint Venture					**463,527**	**98.3%**	**8,178**	
Total					**4,451,752**	**95.5%**	**$ 73,843**	
Repositioning Shopping Centers								
Phillips Village	Pomona	CA	100.0%	02/02/10	123,872	56.9%	$ 1,061	Fresh Choice Supermarket
Nimbus Village	Rancho Cordova	CA	100.0%	02/17/11	71,318	68.7%	787	Spaghetti Factory Restaurant, Cattlemens Restaurant
Round Hill Square Shopping Center	Zephyr Cove	NV	100.0%	09/21/11	115,984	80.3%	1,656	Safeway Supermarket, US Postal Service
Green Valley Station	Cameron Park	CA	100.0%	06/15/12	52,245	73.6%	694	CVS
REPOSITIONING SHOPPING CENTERS					**363,419**	**69.1%**	**4,197**	
TOTAL PROPERTY PORTFOLIO					**4,815,171**	**93.5%**	**78,040**	

(1) - Annual base rent ("ABR") is equal to monthly rent, on an annualized basis, at December 31, 2012. Annual base rent does not include concessions or future rent increases.
(2) - These retailers own their own space and are not tenants of the Company.
(3) - Includes 100 percent of Crossroads.

Top Ten Tenants

(Based on ABR for Wholly-owned Properties)

Tenant	Number of Leases	ABR	Percent of Total ABR	GLA	Percent of Total Leased GLA
Safeway	8	$ 4,087	5.9%	415,362	10.3%
Albertsons Supermarket	5	2,951	4.2%	281,695	7.0%
Rite Aid	8	2,190	3.1%	146,210	3.6%
Kroger / QFC	4	1,902	2.7%	154,592	3.8%
Marshalls / T.J. MAXX	4	1,525	2.2%	101,154	2.5%
Raley's	2	1,361	2.0%	92,318	2.3%
JP Morgan Chase	8	864	1.2%	31,965	0.8%
Haggen Food & Pharmacy	1	836	1.2%	53,500	1.3%
Ross Dress for Less	2	816	1.2%	54,677	1.4%
New Seasons Market	1	800	1.1%	50,000	1.2%
	43	$ 17,332	24.9%	1,381,473	34.2%

The above does not purport to disclose all items required under GAAP.

Lease Expiration Schedule

(Wholly-owned Properties)

Anchor Tenants

	Number of Leases Expiring (1)	Leased GLA	Percent of Total Leased GLA	ABR Per Sq. Ft.	Percent of Total ABR
2013	1	80,250	2.0%	$ 19.90	2.3%
2014	3	91,406	2.3%	13.23	1.7%
2015	3	107,954	2.7%	6.16	1.0%
2016	6	218,562	5.4%	7.82	2.5%
2017	6	184,730	4.6%	8.50	2.3%
2018	8	209,217	5.2%	12.82	3.9%
2019	6	156,964	3.9%	14.14	3.2%
2020	4	124,907	3.1%	7.41	1.3%
2021	3	110,790	2.7%	6.61	1.1%
2022+	20	851,844	21.1%	13.99	17.1%
	60	2,136,624	52.9%	$ 11.81	36.2%

Non-Anchor Tenants

	Number of Leases Expiring	Leased GLA	Percent of Total Leased GLA	ABR Per Sq. Ft.	Percent of Total ABR
2013	113	224,418	5.6%	$ 23.48	7.6%
2014	124	248,744	6.2%	23.80	8.5%
2015	138	339,288	8.4%	21.59	10.5%
2016	124	258,909	6.4%	23.19	8.6%
2017	134	307,899	7.6%	23.26	10.3%
2018	54	158,752	3.9%	23.05	5.3%
2019	17	71,966	1.8%	23.44	2.4%
2020	10	58,021	1.4%	20.22	1.7%
2021	10	30,639	0.8%	21.78	1.0%
2022+	50	205,659	5.1%	26.86	7.9%
	774	1,904,295	47.1%	$ 23.31	63.8%

All Tenants

	Number of Leases Expiring	Leased GLA	Percent of Total Leased GLA	ABR Per Sq. Ft.	Percent of Total ABR
2013	114	304,668	7.5%	$ 22.54	9.9%
2014	127	340,150	8.4%	20.96	10.2%
2015	141	447,242	11.1%	17.87	11.5%
2016	130	477,471	11.8%	16.15	11.1%
2017	140	492,629	12.2%	17.72	12.5%
2018	62	367,969	9.1%	17.24	9.1%
2019	23	228,930	5.7%	17.07	5.6%
2020	14	182,928	4.5%	11.47	3.0%
2021	13	141,429	3.5%	9.89	2.0%
2022+	70	1,057,503	26.2%	16.49	25.1%
	834	4,040,919	100.0%	$ 17.23	100.0%

(1) - Includes major tenant at recently acquired property Harbor Place that is dark and paying through end of lease term expiring June 30, 2013.
Anchor tenants are leases equal to or greater than 15,000 square feet.
Does not assume exercise of renewal options.

Leasing Summary

(Wholly-owned Properties)

New Leases

	For the Three Months Ended December 31, 2012			For the Twelve Months Ended December 31, 2012		
	Non-Anchors	Anchors	Total	Non-Anchors	Anchors	Total
Number of Leases	30	2	32	117	4	121
Gross Leasable Area (sq. ft.)	53,124	47,263	100,387	228,807	102,648	331,455
Initial Base Rent ($/sq. ft.)	$ 20.00	$ 19.64	$ 19.83	$ 20.57	$ 13.63	$ 18.42
Tenant Improvements ($/sq. ft.)	$ 17.81	$ 30.84	$ 23.95	$ 14.05	$ 32.34	$ 19.71
Leasing Commissions ($/sq. ft.)	$ 2.71	$ 4.99	$ 3.78	$ 2.78	$ 3.38	$ 2.97

Renewals

	For the Three Months Ended December 31, 2012			For the Twelve Months Ended December 31, 2012		
	Non-Anchors	Anchors	Total	Non-Anchors	Anchors	Total
Number of Leases	18	-	18	68	8	76
Gross Leasable Area (sq. ft.)	47,412	-	47,412	157,648	239,375	397,023
Initial Base Rent ($/sq. ft.)	$ 24.35	$ -	$ 24.35	$ 22.85	$ 7.34	$ 13.50
Tenant Improvements ($/sq. ft.)	$ -	$ -	$ -	$ 0.28	$ -	$ 0.11
Leasing Commissions ($/sq. ft.)	$ -	$ -	$ -	$ -	$ 0.07	$ 0.04

Total

	For the Three Months Ended December 31, 2012			For the Twelve Months Ended December 31, 2012		
	Non-Anchors	Anchors	Total	Non-Anchors	Anchors	Total
Number of Leases	48	2	50	185	12	197
Gross Leasable Area (sq. ft.)	100,536	47,263	147,799	386,455	342,023	728,478
Initial Base Rent ($/sq. ft.)	$ 22.05	$ 19.64	$ 21.28	$ 21.50	$ 9.23	$ 15.74
Tenant Improvements ($/sq. ft.)	$ 9.41	$ 30.84	$ 16.26	$ 8.43	$ 9.71	$ 9.03
Leasing Commissions ($/sq. ft.)	$ 1.43	$ 4.99	$ 2.57	$ 1.65	$ 1.07	$ 1.37

Anchor tenants are leases equal to or greater than 15,000 square feet.

Investor Information

Retail Opportunity Investments Corp.
www.roireit.net
NASDAQ: ROIC
12/31/12 Stock Price: $12.85

Investor Relations:
Ashley Bulot
abulot@roireit.net
858.255.4913 (o)
760.688.8647 (c)

Transfer Agent:
Constance Adams
ComputerShare
constance.adams@computershare.com
201.680.5258

Research Coverage

Bank of America Merrill Lynch	Craig Schmidt	646.855.3640
Bank of Montreal	Paul Adornato	212.885.4170
Davenport & Company	Dave West	804.780.2020
Green Street	Jason White	949.640.8780
Raymond James	RJ Milligan	727.567.2660
Sidoti & Company, LLC	Jeffrey Lau	212.453.7029